EXHIBIT 23.1

                      Consent of PricewaterhouseCoopersLLP,

                          Certified Public Accountants,

                               dated May 30, 2000

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-11 of our report dated January 14, 2000 on our audit of the financial statements of CNL Health Care Properties, Inc. We also consent to the reference to our Firm under the caption "Experts".


/s/ PricewaterhouseCoopersLLP
PricewaterhouseCoopersLLP

Orlando, Florida
May 30, 2000